QCR Holdings, Inc.

Annual Shareholder Presentation

May 2015

FORWARD-LOOKING STATEMENTS

This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, descriptions of the financial condition, results of operations, asset and credit quality trends, profitability, projected earnings, future plans, strategies and expectations of QCR Holdings Inc. (the "Company"). The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of complying with those safe harbor provisions. Forward-looking statements, which are based on certain assumptions of the Company, are generally identifiable by use of the words "believe," "expect," "intend," "anticipate," "estimate," "project," "seek," "target," "potential," "focus," "may," "could," "should" or similar expressions. These forward-looking statements express management's current expectations or forecasts of future events, and by their nature, are subject to risks and uncertainties. Therefore, there are a number of factors that might cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: (i) the effects of future economic, business and market conditions and changes, domestic and foreign, including seasonality; (ii) governmental monetary and fiscal policies; (iii) legislative and regulatory changes, including changes in banking, securities and tax laws and regulations such as the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act and the recently adopted Basel III regulatory capital reforms and their application by the Company's regulators, and changes in the scope and cost of Federal Deposit Insurance Corporation insurance and other coverages; (iv) changes in accounting policies, rules and practices; (v) the risks of changes in interest rates on the levels, composition and costs of deposits, loan demand, and the values and liquidity of loan collateral, securities, and other interest sensitive assets and liabilities; (vi) the failure of assumptions and estimates underlying the establishment of reserves for possible loan losses and other estimates; (vii) changes in borrowers' credit risks and payment behaviors; (viii) changes in the availability and cost of credit and capital in the financial markets;

FORWARD-LOOKING STATEMENTS - *Continued*

(ix) changes in the prices, values and sales volumes of residential and commercial real estate; (x) the effects of competition from a wide variety of local, regional, national and other providers of financial, investment and insurance services; (xi) the risks of mergers, acquisitions and divestitures, including, without limitation, the related time and costs of implementing such transactions, integrating operations as part of these transactions and possible failures to achieve expected gains, revenue growth and/or expense savings from such transactions; (xii) changes in technology or products that may be more difficult, costly, or less effective than anticipated; (xiii) the effects of war or other conflicts, acts of terrorism or other catastrophic events, including hurricanes, storms, droughts, tornados and flooding, that may affect economic conditions generally and in the Company's markets; (xiv) the failure of assumptions and estimates used in the Company's reviews of its loan portfolio, the review of its credit grading methods by an independent firm and the Company's analysis of its capital position; and (xv) such other matters as discussed in this presentation or identified in the Company's periodic filings with the Securities and Exchange Commission, particularly those matters described under the heading "Risk Factors" in its Annual Report on Form 10-K for the year ended December 31, 2014. You are cautioned not to place undue reliance on forward-looking statements, which reflect the Company's outlook only and speak only as of the date of this presentation or the dates indicated in the statements. The Company assumes no obligation to update or supplement forward-looking statements. For further information on these and other factors that could impact the Company and the statements contained herein, reference should be made to the Company's filings with the Securities and Exchange Commission.

This presentation is a summary only. The Company is not making any implied or express representation or warranty as to the accuracy or completeness of the information contained herein.

This presentation is neither an offer to sell nor a solicitation of an offer to purchase any securities of the Company.

NON-GAAP FINANCIAL MEASURES

These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirement of Regulation G, QCR Holdings, Inc. has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

CORPORATE OVERVIEW

QCR Holdings, Inc. - Founded in 1993 Headquartered in Moline, IL

NASDAQ – QCRH

$2.5 Billion in Assets

$1.7 Billion in Loans

$1.7 Billion in Deposits

13 Facilities
Quad City Bank & Trust (5)
Cedar Rapids Bank & Trust (2)
Rockford Bank & Trust (2)
m2 Lease Funds LLC (1)
Community Bank & Trust (3)

Shares Outstanding:
8.0 Million

Ownership:
Insiders & Benefit Plans 23.0%
Institutional & Mutual Funds 21.7%


Madison
Milwaukee
Waukesha
Janesville
Beloit
Rockford
Freeport
Dubuque
Platteville
Monroe
Elgin
Schaumburg
Naperville
Joliet
Chicago
Iowa City
Coralville
Mt Vernon
Marion
Muscatine
Dixon
Sterling
Clinton
Princeton
Ottawa
Kewanee
Kenosha
Racine
Waukegan

Source: Company documents and SNL Financial. Financial data as 3/31/15. Ownership data as of the most recently reported period.

EQUITY OFFERING STRATEGIC HIGHLIGHTS

- Bolsters capital ratios and brings TCE ratio more in-line with industry peers
- Funding restructure significantly improves net interest margin
- Shortens the time period to achieve our targeted 1.0% ROAA
- Better positions us to continue to identify and cultivate accretive M&A opportunities
- Attracts additional institutional investors
- Improves liquidity in the stock and may enhance trading performance

RECENT EQUITY OFFERING – PRO FORMA CAPITAL

- Successfully priced an offering of 3.2 million QCRH common shares on May 7
- Stock closed on May 7 at $19.04 (pre-offering), the offering priced at $18.25 per share and the stock closed on May 8 at $20.08, an increase of approximately 5.5% over the close the prior day

Estimated Capital Position Pro Forma for 3.2 Million Share Offering (3/31/15) (1)	Pre-Offering	Post-Offering (2)
Tangible Common Equity / Tangible Assets	5.88%	7.98%
Tier 1 Common Capital / Risk Weighted Assets	7.24%	10.03%
Tier 1 Risk Based Capital / Average Tangible Assets	9.00%	11.79%
Total Risk Based Capital / Risk Weighted Assets	10.30%	13.01%

Source: Management and Company S3 filing. Figures exclude overallotment option granted to the underwriters.
(1) Assumes redemption of QCRH subordinated debt in conjunction with the closing of the offering.
(2) Ratios exclude overallotment option granted to the underwriters.

INVESTMENT RATIONALE

- **$2.5B asset bank holding company with critical mass in attractive and target rich markets in Iowa and Illinois**
  - Top 2 bank with 11% market share in the Quad Cities, Iowa/Illinois and Top 4 in Cedar Rapids, Iowa with 8% share
  - Quad Cities is the International Headquarters for John Deere, major hub for Alcoa and houses Rock Island Arsenal, the largest government-owned weapons manufacturing arsenal in the U.S.
  - Cedar Rapids is the International Headquarters for Rockwell Collins and U.S. Headquarters for Aegon N.V.
- **Differentiated business model with three charters allowing banks to customize solutions by market**
  - Lending teams and portfolios differentiated by market based upon areas of underwriting and credit expertise
  - Supported by a QCRH Group Operations team that delivers operational services in a centralized and efficient manner
- **Additional products and services in correspondent banking, wealth management, and leasing**
  - Correspondent banking – veteran correspondent banking team with depth of product offerings
  - Wealth management division with $1.66B in trust accounts and $670MM in brokerage accounts
  - Commercial leasing business with $182.4MM of loans / leases and ROA of 1.45% (1)
- **Strong asset quality**
- **Significant opportunity for market share gains and consolidation**
- **Trading at a discount to peers on both a tangible book value and earnings basis with peers trading at approximately 1.5x TBV and 13.0x 2015E earnings (2)**

Source: FDIC deposit market share data as provided by SNL Financial. Deposit data is as of 6/30/14 as adjusted for acquisitions to the extent discernable. Market data per SNL Financial as of 5/1/15.
(1) 2015Q1 m2 net income of $1.0MM as adjusted for 35% tax rate expressed on an annualized basis.
(2) Earnings estimates per FactSet consensus estimates and peer group based on Proxy filed 4/1/15 and excludes merger targets.

FULL SERVICE INSTITUTION

Correspondent Banking

- Competitively positioned with veteran staff software, systems and processes
- More than 160 relationships to date with total non-interest bearing deposits of $291 million at 3/31/15
- Approximately a $64 million portfolio of correspondent bank loans
- Provides strong source of non-interest bearing deposits, fee income and high-quality loan participations

Wealth Management

- $1.66B in Trust (and related) accounts and $670M in Brokerage (and related) accounts
- Full range of product offerings including Trust Services, Brokerage and RIA, Asset Management, Estate Planning and Financial Planning
- Hired 4 new business development officers in 2014 and 2015 to continue to grow AUM

SBA - USDA Lending

- One of the leading SBA loan originators in two of the Company's primary markets – ramping up in the third
- USDA loan origination focus is on the Business & Industry Program providing guarantees to loans originated to communities with populations < 50,000
  - Cedar Rapids Bank & Trust ranks 1st in the state of Iowa for dollar volume of USDA lending and 2nd in the nation by dollar volume

m2 Lease Funds, LLC

- Quad City Bank & Trust acquired 80% ownership August of 2005 and in September 2012 acquired the remaining 20% ownership
- Income has grown at a 20% CAGR since 2006
- Historically strong asset quality
- Key niches with lease specialists located in IA, IL, WI, MN, SC, NC, GA, FL and PA:
  - Marine Equipment, Machinery/Machine Tools, Office Technology, Printing, Telecom, Bakery and Health Care

QCR HOLDINGS, INC. - MARKET OVERVIEW

- Meaningful market share position in each MSA served, with room for continued growth
- Each MSA falls within the top 15 largest MSAs in IL and IA by total deposits
- All 4 MSAs are projected to have household income growth above the national average

Weighted Average Income Growth [1]



12.0%
8.0%
4.0%
0.0%
9.6%
6.7%
QCRH Franchise
National Average

Deposit Market Share Overview ($M)



Market Rank
2
4
9
10
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$7,083
$853
$5,171
$464
$5,008
$236
$2,846
$128
Quad Cities, IA-IL
Cedar Rapids, IA
Rockford, IL
Waterloo Cedar Falls, IA
QCRH Deposits
Competitor Deposits

Source: SNL Financial. Deposit data as of June 30, 2014. Dollars in millions.
(1) Weighted average by deposits. Growth rates are estimated for the period 2015- 2020.

"CAPITALIZING" ON OPPORTUNITIES IN OUR MARKET

- Leverage renewed capital strength and relationship driven approach to capture greater organic market and relationship share
- Selectively pursue accretive acquisition opportunities
- Operating markets are highly fragmented:
  - 945 community banks are headquartered in Illinois, Iowa and Wisconsin (58% are between $100 million and $1.0 billion in assets)
  - 340 community banks are headquartered in top selected MSAs[1] in Illinois, Iowa and Southern Wisconsin (61% are between $100 million and $1.0 billion in assets)
  - Heavy fragmentation provides a wealth of opportunities from which to selectively pursue targets
- Targets will meet rigorous evaluation standards:
  - Cultural and strategic fit
  - Enhances competitive position
  - Drives market share
  - Enhances shareholder value
- QCRH operating structure attractive to targets

Distribution of Institutions in Targeted Markets [1]



140
120
100
80
60
40
20
0
133
41
39
53
31
15
7
9
18
6
5
7
39
12
12
15
$100M - $300M
$300M - $500M
$500M - $700M
$700M - $1B
IL
IA
Southern WI
Total

Source: SNL Financial.

(1) Target area includes top 25 MSAs listed in the Appendix to this presentation excluding Chicago, St. Louis and Omaha MSAs. Southern Wisconsin (defined as Milwaukee MSA and south). Excludes mutual institutions.

TOP 25 MSAS / IOWA AND ILLINOIS

MSA	Deposits ($ M)	Number of Institutions	Number of Branches	Total Population	Projected Population Growth	Median Household Income	Projected Median HHI CAGR
Chicago-Naperville-Elgin, IL-IN-WI	$354,011	212	2,994	9,570,110	0.23 %	$61,244	1.11 %
Saint Louis, MO-IL	93,445	134	920	2,806,626	0.18	54,888	1.17
Omaha-Council Bluffs, NE-IA	28,147	73	331	908,951	0.91	58,352	1.62
Des Moines-West Des Moines, IA	15,023	49	225	614,231	1.18	61,901	1.24
Bloomington, IL	13,715	34	66	193,887	0.69	62,503	1.76
Davenport-Moline-Rock Island, IA-IL	7,935	39	151	385,404	0.31	53,297	1.93
Peoria, IL	6,874	39	159	383,828	0.25	56,481	1.72
Cedar Rapids, IA	5,635	39	105	263,845	0.46	60,871	1.71
Springfield, IL	5,260	29	93	211,874	0.13	57,373	1.77
Rockford, IL	5,244	25	97	342,466	(0.27)	51,750	1.58
Champaign-Urbana, IL	5,034	35	105	236,754	0.37	49,194	1.71
Sioux City, IA-NE-SD	3,970	35	92	168,659	0.18	49,950	1.78
Ottawa-Peru, IL	3,639	33	85	150,509	(0.43)	51,044	1.64
Iowa City, IA	3,479	21	58	165,322	1.26	56,700	2.01
Waterloo-Cedar Falls, IA	2,974	23	70	170,496	0.42	53,367	2.33
Dubuque, IA	2,385	10	42	96,622	0.62	53,699	2.32
Ames, IA	2,090	19	40	93,608	0.79	51,321	1.47
Carbondale-Marion, IL	2,008	20	67	126,617	0.03	39,955	1.76
Kankakee, IL	1,900	18	41	111,203	(0.31)	52,213	1.79
Decatur, IL	1,893	14	40	108,351	(0.33)	46,487	1.77
Quincy, IL-MO	1,870	19	45	77,160	-	47,824	1.69
Paducah, KY-IL	1,844	15	45	97,591	(0.12)	44,754	1.71
Cape Girardeau, MO-IL	1,826	16	48	97,891	0.34	43,529	1.20
Effingham, IL	1,596	11	21	34,311	0.06	56,214	2.35
Fort Madison-Keokuk, IA-IL-MO	1,522	19	46	60,768	(0.22)	44,689	1.25
High	**$354,011**	**212**	**2,994**	**9,570,110**	**1.26 %**	**$62,503**	**2.35 %**
Low	**1,522**	**10**	**21**	**34,311**	**(0.43)**	**39,955**	**1.11**
Median	**3,559**	**24**	**68.5**	**166,991**	**0.25**	**52,755**	**1.72**

Source: SNL Financial. Deposit data as of June 30, 2014. CAGR for the period 2015- 2020.

QCR HOLDINGS, INC.

a relationship driven organization®

Financial Highlights

FINANCIAL HIGHLIGHTS

($ millions except per share)	2009 12/31/09	2010 12/31/10	2011 12/31/11	2012 12/31/12	2013[(1)] 12/31/13	2014 12/31/14	2014Q1 3/31/14	2015Q1 3/31/15
Balance Sheet								
Total Assets	$1,780	$1,837	$1,967	$2,094	$2,395	$2,525	$2,426	$2,492
Total Loans/Leases	1,244	1,173	1,201	1,267	1,460	1,630	1,493	1,654
Total Deposits	1,089	1,115	1,205	1,374	1,647	1,680	1,672	1,734
Tangible Common Equity[(2)(3)]	62	65	76	84	113	139	121	146
Consolidated Capital								
TCE / TA (%)[(2)(3)]	3.49 %	3.57 %	3.86 %	4.02 %	4.71 %	5.52 %	5.02 %	5.88 %
Tier 1 Risk Based Ratio (%)	11.14	12.12	12.24	11.27	11.45	9.52	10.61	9.11
Total Risk-Based Capital Ratio (%)	12.52	13.70	13.84	12.71	12.87	10.91	12.03	10.41
TBV Per Share[(2)(3)]	$13.62	$14.19	$15.92	$17.08	$14.29	$17.50	$15.34	$18.29
Asset Quality								
NPAs / Assets (%)	2.27 %	2.73 %	2.06 %	1.41 %	1.28 %	1.31 %	1.18 %	1.21 %
NCOs / Avg. Loans (%)	1.00	0.79	0.70	0.27	0.31	0.34	(0.03)	0.22
Reserves / NPLs (%)	74.94	49.49	58.70	78.47	104.7	114.78	121.58	144.35
Profitability								
Net Income to Common	($2.1)	$2.5	$4.4	$9.1	$11.8	$13.9	$3.2	$4.2
ROAA (%)[(4)]	0.10 %	0.36 %	0.51 %	0.62 %	0.64 %	0.61 %	0.64 %	0.67 %
ROAE (%)[(4)]	1.43	5.03	7.09	8.90	10.24	10.48	10.37	11.28
NIM (%)	3.14	2.92	3.08	3.14	3.03	3.15	3.11	3.25
Efficiency Ratio (%)[(5)]	70.89	74.38	71.21	70.36	71.66	72.47	74.74	71.71
Diluted EPS	($0.46)	$0.53	$0.92	$1.85	$2.08	$1.72	$0.40	$0.52

- Year over year net interest margin expansion of 14bps to 3.25%
- Year over year loans and leases growth of $161 million or ~10.8%
- EPS improved ~30% year over year, driven by an increase in income and the redemption of the remaining SBLF
- Nonperforming assets ratios remain strong

Source: Company documents. Dollars in millions. Total loans/leases includes deferred loan/lease origination costs, net of fees. NCOs/Avg. Loans for Q1 2014 and Q1 2015 are annualized.

(1) 2013 profitability metrics include the bargain purchase gain on CNB acquisition of $1.8 million, gains on CNB branch sales of $2.3 million and the $2.3 million of acquisition and data conversion costs related to CNB acquisition.

(2) Tangible common equity is defined as total common stockholders' equity excluding goodwill and other intangibles.

(3) Measures not recognized under GAAP and are therefore considered to be non-GAAP financial measures. Please see the Appendix to this presentation for non-GAAP reconciliations.

(4) Calculated prior to the impact of preferred dividends.

(5) Represents non-interest expenses divided by the sum of net interest income before provision for loan/lease losses and total non-interest income.

TOTAL CONSOLIDATED ASSETS



CAGR From 1994-2014: 21.26%
In Millions
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
QCBT
CRBT
RBT & m2
CBT
Dec.94
Dec.95
Dec.96
Dec.97
Dec.98
Dec.99
Dec.00
Dec.01
Dec.02
Dec.03
Dec.04
Dec.05
Dec.06
Dec.07
Dec.08
Dec.09
Dec.10
Dec.11
Dec.12
Dec.13
Dec.14

Source: Company documents. Dollars in millions.

STRONG COMMERCIAL LOAN GROWTH

- C&I and Direct Financing Lease balances grew approximately 24% and 30%, respectively from 2013 to 2015Q1
- 13% overall loan growth from 2013 to 2015Q1 represented all organic growth
- Commercial lending(2) represents more than 85% of the portfolio
- 2013 loan growth supplemented by acquisition of Community National Bancorporation



Loan Growth Trend (1)
In Millions
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
$1,284
$77
$116
$104
$594
$394
$1,456
$76
$147
$129
$672
$432
$1,623
$73
$159
$166
$702
$524
$1,647
$72
$164
$167
$710
$535
2012
2013
2014
2015 Q1
Commercial & Industrial
Commercial RE
Direct Fin. Leases
Residential RE
Consumer & Other

Source: Company documents. Dollars in millions.

(1) Loan composition excludes deferred loan/lease origination costs, net of fees.

(2) Includes Commercial & Industrial, Commercial RE and Direct Financing Leases.

m2 Lease Funds LLC Overview

- National equipment leasing platform
- Focus includes commercial equipment and assets, medical equipment, and vehicles classified as heavy equipment
- High yield portfolio; average gross yield for Q1 2015 was approximately 8.4%
- Historically strong asset quality
- Target of 10% of consolidated assets (~7.4% as of 3/31/15)

Source: Company documents. Dollars in millions.

Lease Asset Generation



$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
In Millions
$104
$129
$71
$166
$100
$167
$23
2012
2013
2014
2015Q1
Leases Outstanding
New Leases Originated

ASSET QUALITY OVERVIEW

Classified Loans ($M) & NPAs / Assets



$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
In Millions
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.06%
$62.7
1.41%
$48.2
1.28%
$43.5
1.31%
$35.7
1.21%
$30.5
2011
2012
2013
2014
2015 Q1
Classified Loans ($M)
NPAs / Assets (%)

Nonperforming Assets Composition – 2015 Q1



Other Real Estate Owned & Rep. Assets 45.1%
$30.1M
Troubled Debt Restructures - Accruing 4.5%
Accruing Loans / Leases 90+ Days PD 2.2%
Nonaccrual Loans / Leases 48.2%

- Management continues to focus on maintaining excellent asset quality and resolving problem assets
- Potential problem assets in the form of classified loans continued their steady decline in 2015Q1; down more than 51% from 2011

Source: Company documents. Dollars in millions.

EVOLUTION OF FUNDING BASE



Average Funding Base - 2010
Noninterest Bearing Deposits 13.7%
Borrowings 33.4%
$1,684M
Interest Bearing Demand Deposits 25.3%
Time Deposits 27.6%

2010 Cost of Funds: 1.79%
2010 Cost of Deposits: 1.13%



Average Funding Base – 2015 Q1
Borrowings 24.8%
Noninterest Bearing Deposits 25.2%
$2,324M
Interest Bearing Demand Deposits 33.9%
Time Deposits 16.1%

2015Q1 Cost of Funds: 0.72%
2015Q1 Cost of Deposits: 0.25%

Source: Company documents. Dollars in millions.

FUNDING RESTRUCTURE IMPACT

($ millions)	3/31/15 Amount Outstanding	Q1 2015 Weighted Average Rate	Estimated Pre-Tax Interest Expense Savings[1]
Subordinated Debt (Series A)	$2.7	6.00%	$0.2
Senior Term Debt	$16.5	3ML + 300bps (3.27%)	$0.5
Estimated Borrowings Restructure	$85.5	4.24%	$2.7[2]
Estimated Total	$104.7	4.13%	$3.4

- Funding restructuring can provide an estimated 13 basis points[3] improvement in net interest margin
- Estimated after-tax earnings impact of approximately $2.2 million[4] represents an estimated 9 basis points of ROAA based on Q1 2015 average balances

Source: Management and company filings. Dollars in millions.
(1) Calculated as 3/31/15 amount outstanding multiplied by the Q1 2015 weighted average rate.
(2) Net of funding costs required to remain net-neutral on duration. The estimated weighted average cost of the replacement funding is 1.03% resulting in an estimated pre-tax benefit of 3.21%.
(3) Represents estimated margin improvement on an annualized basis.
(4) Estimated on a standalone basis, excluding the impact of potential earnings on the net proceeds of the capital raise.

ATTRACTIVE REVENUE MIX & GROWTH TREND

Continued Strong Top Line Revenue Growth Trends ($M)



$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
In Millions
8.2% CAGR from 2010 – 2014
$66.1
$16.2
$49.9
$70.5
$16.4
$54.1
$75.4
$17.8
$57.6
$85.9
$21.8
$64.1
$90.5
$21.4
$69.1
10.2% Y-o-Y Growth
$21.5
$4.7
$16.8
$23.7
$5.9
$17.8
2010
2011
2012
2013
2014
2014Q1
2015Q1
Net Interest Income
Noninterest Income (1)

- Strong fee income streams provide stability and complement to spread revenue
- **Key Differentiators:**

- Wealth Management ($2.3B in AUM)
- Correspondent banking (160+ relationships)
- SBA / USDA guaranteed loans

Source: Company documents. Dollars in millions.
(1) Excludes securities gains, bargain purchase gains, gains on sales of branches and loss on sale of OREO.

IMPROVING RETURNS FOR COMMON SHAREHOLDERS

Net Income to Common Shareholders ($M)

Approximately ~54% Net Income to Common CAGR From 2010 – 2014; 31% Growth From 2014Q1 – 2015Q1



$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
In Millions
$2.5
$4.4
$9.1
$11.8
$13.9
$3.2
$4.2
2010
2011
2012
2013
2014
2014Q1
2015Q1

Source: Company documents. Dollars in millions.

STRATEGIES TO ACHIEVE A 1.0% ROAA

- Increase loans and leases to more than 70% of total assets (66% as of 3/31/15)
- Continued reductions in wholesale funding to less than 15% of assets (26% as of 3/31/15[1])
- Increase gain on sale of USDA and SBA loans to a more significant and consistent component of core revenue
- Grow wealth management fee income by 15% annually (14.8% CAGR from 2010-2014)
- Eliminate identified noninterest expenses and manage annual expense growth
- Return asset quality metrics to better than peer levels
- Participate as an acquirer in the consolidation taking place in our markets to further boost ROAA and improve efficiency ratio

Source: Management.
(1) Includes borrowings and brokered deposits.

QCR HOLDINGS, INC.

a relationship driven organization®

Concluding Remarks

CONCLUDING REMARKS

- Critical mass in attractive and target rich markets in Iowa and Illinois
- 3 charter model allows subsidiary banks to customize solutions by market
- Differentiated product offering includes correspondent banking, wealth management, leasing and SBA/USDA lending
- Strong asset quality
- Significant opportunity for market share gains and consolidation
- Attractively valued relative to peer institutions

QCR HOLDINGS, INC.

a relationship driven organization®

Appendix

HISTORY OF QCR HOLDINGS, INC.

1993	Founded by Mike Bauer and Doug Hultquist - $14 Million IPO
1994	Quad City Bank & Trust (De Novo) – Currently $1.3 Billion in Assets
1995	Quad City Bancard Formed
2001	Cedar Rapids Bank & Trust (De Novo) – Currently $855 Million in Assets (includes Community Bank & Trust branches)
2005	Rockford Bank & Trust (De Novo) – Currently $355 Million in Assets
2005	Quad City Bank & Trust acquires 80% ownership of m2 Lease Funds, LLC
2007	First Wisconsin Bank & Trust (De Novo) – Milwaukee, WI
2008	Quad City Bancard sells Merchant Acquiring Business
2008	Sale of First Wisconsin Bank & Trust – Milwaukee, WI
2012	Quad City Bank & Trust acquires remaining 20% ownership of m2 Lease Funds, LLC – Currently $183 Million in Assets
2013	Quad City Bank & Trust Sells its credit card portfolio & servicing to Fifth Third Bank – January 31, 2013
2013	QCR Holdings acquires Community National Bancorporation and Community National Bank (CNB) on May 13, 2013
2013	Community National Bank merges with Cedar Rapids Bank & Trust on October 26, 2013 and begins operating as a division of Cedar Rapids Bank & Trust under the name Community Bank & Trust. (QCR Holdings sells Mason City, IA branches of CNB to Clear Lake Bank & Trust on October 4, 2013 and Austin, MN branches of CNB to Eastwood Bank on October 11, 2013.) (Assets included with Cedar Rapids Bank & Trust – above)

Source: Company documents. Subsidiary assets as of 3/31/15.

EXECUTIVE MANAGEMENT TEAM

DOUGLAS M. HULTQUIST, CPA

President and Chief Executive Officer
37 Years in Banking / Financial Services

TODD A. GIPPLE, CPA

Executive Vice President,
Chief Operating Officer and Chief Financial Officer
29 Years in Banking / Financial Services

JOHN H. ANDERSON

President and Chief Executive Officer,
Quad City Bank and Trust Company
Chief Deposit Officer, QCR Holdings, Inc.
28 Years in Banking / Financial Services

PETER J. BENSON

Executive Vice President, Chief Legal Counsel
32 years in Corporate and Personal Legal Services

STACEY J. BENTLEY

President and Chief Executive Officer,
Community Bank & Trust
34 Years in Banking / Financial Services

THOMAS D. BUDD

President and Chief Executive Officer,
Rockford Bank and Trust Company
28 Years in Banking / Financial Services

CHARLES S. BULLOCK

Executive Vice President,
Rockford Bank and Trust Company
43 Years in Banking / Financial Services

RICH W. COUCH

President and Chief Executive Officer,
m2 Lease Funds, LLC
27 Years in Banking / Financial Services

JILL A. DEKEYSER

Senior Vice President, Director of Human Resources
11 Years in Banking / Financial Services

JOHN R. ENGELBRECHT, MBA

President and Chief Executive Officer,
m2 Lease Funds, LLC
40 Years in Banking / Financial Services

SHAWNA M. GRAHAM,
CBA, CIA, CISA, CRP, MBA, CCBCO

Senior Vice President, Director of Risk Management
26 Years in Banking / Financial Services

LARRY J. HELLING

President and Chief Executive Officer,
Cedar Rapids Bank and Trust Company
Executive Vice President and Chief Lending Officer,
QCR Holdings, Inc.
35 Years in Banking / Financial Services

JOHN R. McEVOY, JR.

Executive Vice President,
Chief Operations Officer & Cashier
Quad City Bank and Trust Company
38 Years in Banking / Financial Services

DANA L. NICHOLS

Executive Vice President, Chief Credit Officer,
26 Years in Banking / Financial Services

JOHN A. RODRIGUEZ, CCM

Executive Vice President,
Deposit Operations / Information Services
32 Years in Banking / Financial Services

M. RANDOLPH WESTLUND, CFA

Executive Vice President,
Chief Investment Officer
27 Years in Banking / Financial Services

CATHIE S. WHITESIDE, MBA

Executive Vice President,
Corporate Strategy, Human Resources and Branding
7 Years in Banking / Financial Services

MICHAEL J. WYFFELS

Senior Vice President,
Chief Information Officer
25 Years in Banking / Financial Services

THE STRATEGIC VALUE OF OUR SEPARATE CHARTERS

- 3 distinct (yet similar) operating charters – able to customize solutions by market
- Managed by local veteran bankers, governed by local Board of Directors, local decisions, local solutions, enhanced market specific knowledge
- 3 charters supported by QCRH Group Operations team that delivers operational services in a centralized and efficient manner
- Credit quality historically better than peers
- Historic deposit growth better than peers
- Historic loan growth better than peers
- Top 5 Deposit market share in Quad Cities and Cedar Rapids
- Top 10 Deposit market share in Rockford and Waterloo/Cedar Falls
- High touch service delivered locally by knowledgeable advisors
- Opportunities in Correspondent Banking, Wealth Management, SBA/USDA lending, and m2 Leasing

QUAD CITY BANK & TRUST

QUAD CITY BANK & TRUST

John H. Anderson, President & CEO

Assets: $1.3 Billion (as of 3/31/15)

Population: 385,404

Market Deposits: $7.9 Billion

Ranked 2nd with 10.8% market share and over $850 Million in deposits in Davenport-Moline-Rock Island MSA

Finalist 2013 and 2014 – Quad Cities Best Place to Work.

Major Employers

Rock Island Arsenal
Deere & Company
Genesis Health Systems
HNI Corporation / The Hon Company / Allsteel
Trinity Regional Health Systems
Tyson Fresh Meats
Alcoa
Kraft
3M
Excelon

Source: FDIC deposit market share data as provided by SNL Financial.
Deposit data is as of 6/30/14 as adjusted for acquisitions to the extent discernable.

Highlights – Quad Cities

- The Rock Island Arsenal is the largest government-owned military weapons manufacturing arsenal in the United States
- Alcoa (Quad Cities) is the world's premier aerospace supply plant – the hub of Alcoa's $3B aerospace business – $300MM expansion completed January 2014 creating 150 new jobs
- International Headquarters for Deere & Company
- Genesis Systems Group, one of North America's largest robotic integrators, completed a $4.6MM expansion in 2014
- Material Control Systems (MATCON) completed a new $10MM logistics facility and added 150 new jobs
- Ranked 16th in the nation for high-tech job growth
- Ranked as a Top 50 Military Friendly Community
- Top 5 Defense & Aerospace Community
- Ranked 15th in the nation for manufacturing job growth

What They're Saying About the Quad Cities

Quad City Chamber: June 2014

"The Quad Cities offers unparalleled access to major Midwestern and global markets, making it a prime location for logistics, distribution and warehousing companies. With over 37 million people living within a 300 mile radius, businesses have easy and efficient access to a strong network of suppliers and customers."

CEDAR RAPIDS BANK & TRUST

CEDAR RAPIDS BANK & TRUST

Larry J. Helling, President & CEO

Assets: $855 Million* (as of 3/31/15)

Population: 263,845

Market Deposits: $5.6 Billion

Top 4 bank with 8.2% market share and over $464 Million in deposits in Cedar Rapids MSA

2014 Finalist – Coolest Place to Work in Cedar Rapids

Major Employers

Rockwell Collins
Aegon USA
St. Luke's Hospital
Mercy Medical Center
Whirlpool Corporation
Kirkwood Community College
Quaker Food and Snacks
Cedar Rapids Community Schools
Amana Refrigeration
MCI
General Mills
Archer Daniels Midland

Source: FDIC deposit market share data as provided by SNL Financial.
Deposit data is as of 6/30/14 as adjusted for acquisitions to the extent discernable.

Highlights - Cedar Rapids

- International Headquarters for Rockwell Collins
- U.S. Headquarters for Aegon USA
- Downtown Revitalization – Double Tree by Hilton Cedar Rapids Convention Complex $144MM, 2 year project resulted in 100,000 sq/ft convention center and 267 room Double Tree Hotel
- CRST International constructing 11-story, 113,000 sq/ft, $37MM world headquarters building in downtown, expected to be completed in Q1 2016
- Other downtown projects: PCI Medical Mall, Mercy Cancer Center, Kingston Commons Condominiums, Public Library, City Hall, Fire Station
- Top city in Iowa for "Liveability" and 29th in the country
- Top 10 Healthiest Small Cities (Daily Finance, Feb. 2014)
- Top 10 National Civic League's All American Cities 2014
- The largest corn-processing city in the world.
- The second largest producer of wind energy in the United States
- Top 10 (#6) Best Cities to Move to (MSN Real-estate, January 2014)

What They're Saying About Cedar Rapids

Cedar Rapids Metro Economic Alliance: June 2014

"Cedar Rapids is the second largest city in Iowa and is considered an economic hub of the state, located in the core of the Interstate 380 Technology Corridor. Relatively low cost of living expenses and high income levels give residents 10% more purchasing power than other Iowans and 13% more than the average U.S. resident."

* Includes the assets of Community Bank & Trust

ROCKFORD BANK & TRUST

ROCKFORD BANK & TRUST

Thomas D. Budd, President & CEO

Assets: $355 Million (as of 3/31/15)

Population: 342,466

Market Deposits: $5.2 Billion

Ranked 9th with 4.5% market share and over $236 Million in deposits in Rockford MSA

Major Employers

Rockford Public School District
Swedish American Health Systems
Chrysler (Belvidere Assembly Plant)
Rockford Health System
Hamilton Sundstrand
Wal-Mart Stores
OSF St. Anthony Medical Center
Winnebago County
Woodward, Inc.
UPS

Source: FDIC deposit market share data as provided by SNL Financial.
Deposit data is as of 6/30/14 as adjusted for acquisitions to the extent discernable.

Highlights - Rockford

- AAR (largest aircraft maintenance company in North America, and third largest in the world) will open a new facility at Chicago Rockford Airport generating jobs for 500 people
- Rock Valley College building $5.1MM aviation maintenance training center to better serve the region's aerospace industry and attract business and jobs to Rockford
- Logistical Operations Hub – Current home to large-scale UPS and Con-way Freight, recent ground breaking for FedEx facility generating 150 new jobs
- Downtown revitalization – 150 room, $54MM hotel and convention center developed by Gorman & Co.
- Riverfront sports complex, $18MM, 115,000 sq/ft to be one of the largest in the Midwest
- Top 10 in the Most Affordable MSA's in America
- Considered Illinois' second largest city
- 6th highest concentration of Aerospace production employment in the U.S.
- Named lead bank in approved loans to Veteran-owned businesses in Illinois
- Top 20 "Best Cities for Manufacturing Jobs"

What They're Saying About Rockford

Rockford Chamber of Commerce: June 2014

"Rockford, as part of the greater Chicago region, is part of the third largest multi-modal system in the world and largest in the United States. From the Rockford area, businesses can reach 80% of U.S. households within a 24-hour truck drive. The Rockford Region is within a one hour drive of O'Hare International Airport, one of three truly global airports in the U.S.".

COMMUNITY BANK & TRUST

COMMUNITY BANK & TRUST
A DIVISION OF CEDAR RAPIDS BANK & TRUST

Stacey J. Bentley, President & CEO

Assets: $120 Million* (as of 3/31/15)

Population: 170,496

Market Deposits: $3.0 Billion

Top 10 bank with 4.3% market share and over $127 Million in deposits in Waterloo / Cedar Falls MSA

Major Employers

John Deere
Wheaton Franciscan Healthcare
Tyson Fresh Meats
Allen Memorial Hospital
University of Northern Iowa
Target Regional Distribution Center
Area Education Agency 267
Omega Cabinetry Ltd.
CBE Companies, Inc.
Bertch Cabinets

Source: FDIC deposit market share data as provided by SNL Financial. Deposit data is as of 6/30/14 as adjusted for acquisitions to the extent discernable.

Highlights – Waterloo/Cedar Falls

- John Deere investing $40MM in its tractor testing labs, adding 62,000 sq/ft of additional space
- John Deere recently completed $150MM modernization of John Deere Foundry – total investment by Deere in Waterloo in the last decade equals $1B
- The city of Waterloo provisionally approved for $12MM in funding for the Techworks Campus Reinvestment District (June 2014). The District projects a capital investment of $74.1MM to include a John Deere training center and hotel.
- First Gigabit city in Iowa and one of eight in the U.S.
- Cost of living is 11% below the national average
- Waterloo-Cedar Falls is a Blue Zones Demonstration Community
- Community Bank & Trust became the 1st Iowa bank designated as a Blue Zone Worksite
- The University of Northern Iowa is ranked 2nd in the "Best Regional Universities Midwest" category for public universities *(US News & World Reports, 2013)*

What They're Saying About Waterloo-Cedar Falls

Greater Cedar Valley Chamber of Commerce: June 2014

"The Cedar Valley location is perfect if your business needs access to some of the great metropolitan hubs of the Midwest. Within five hours of the Cedar Valley, you can reach ten metro areas including Chicago, St. Louis, Milwaukee, Minneapolis, and Omaha."

* Assets also included in the total for Cedar Rapids Bank & Trust

NON-GAAP RECONCILIATIONS

Tangible Common Equity to Tangible Assets and Tangible Book Value Per Share

	As of and for the Year Ended December 31,						As of and for the Quarter Ended March 31,	
($ in thousands, except per share data)	2009	2010	2011	2012	2013	2014	2014	2015
Tangible common equity								
Total equity	$ 125,595	$ 132,571	$ 144,433	$ 140,434	$ 147,577	$ 144,079	$ 141,357	$ 150,986
Less: Preferred Equity	58,578	62,214	63,386	53,163	29,824	-	14,824	-
Less: Noncontrolling interests	1,700	1,648	2,052	-	-	-	-	-
Less: Goodwill and intangible assets	3,294	3,280	3,262	3,252	5,107	4,894	5,055	4,844
Tangible common equity	*$ 62,024*	*$ 65,429*	*$ 75,733*	*$ 84,019*	*$ 112,646*	*$ 139,185*	*$ 121,478*	*$ 146,152*
Tangible book value per share	*$ 13.62*	*$ 14.19*	*$ 15.92*	*$ 17.08*	*$ 14.29*	*$ 17.50*	*$ 15.34*	*$ 18.29*
Tangible Assets								
Total assets	$ 1,779,646	$ 1,836,635	$ 1,966,610	$ 2,093,730	$ 2,394,953	$ 2,524,958	$ 2,426,319	$ 2,491,659
Less: Goodwill and intangible assets	3,294	3,280	3,262	3,252	5,107	4,894	5,055	4,844
Tangible assets	*$ 1,776,352*	*$ 1,833,355*	*$ 1,963,348*	*$ 2,090,478*	*$ 2,389,846*	*$ 2,520,064*	*$ 2,421,264*	*$ 2,486,815*
Tangible common equity to tangible assets	*3.49%*	*3.57%*	*3.86%*	*4.02%*	*4.71%*	*5.52%*	*5.02%*	*5.88%*

Source: Company documents. Dollars in thousands.

CAPITAL RATIOS & VALUATION

Financial Institutions with Assets Between $500M – $5.0B

		Pricing Metrics as of 5/8/15		Summary Financial Performance		
		Median:		*Median:*		
# of Institutions	TCE Level	P / TBV	P / LTM EPS	LTM ROAA	LTM ROAE	LTM ROATCE
91	> 11%	104.6%	13.9x	0.89%	7.1%	7.3%
58	10% - 11%	121.9%	15.1x	0.93%	8.8%	9.6%
82	9% - 10%	125.1%	13.8x	0.89%	8.4%	9.4%
74	8% - 9%	124.5%	13.8x	0.86%	9.3%	10.3%
45	7% - 8%	130.6%	12.8x	0.83%	9.5%	11.2%
33	6% - 7%	110.0%	11.7x	0.68%	8.2%	9.2%
17	< 6%	110.3%	11.9x	0.51%	5.0%	11.2%
QCRH(1)	5.88%	102.6%	10.2x	0.62%	10.7%	11.2%
QCRH PF(2)	7.98%	111.6%				

Source: SNL Financial as of most recent period reported. Market data as of 5/8/15.
Note: Financials are as reported and not adjusted for pending acquisitions or capital raises; missing data is supplemented with most recent regulatory data available. Excludes MHCs and merger targets.
(1) Based on 5/1/15 close (pre-deal announcement).
(2) Based on 5/8/15 close, adjusted for the recent follow-on offering and assumes 3,200,000 base shares were issued at $18.25, gross spread of 5.0% and $250K of fixed expenses for net proceeds of $55.2M.

QCR
HOLDINGS, INC.

a relationship driven organization®

3551 7th Street
Moline, Illinois 61265

www.qcrh.com